UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 25, 2009

CKE Restaurants, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-11313	33-0602639
_____________________ (State or other jurisdiction of incorporation)	______________ (Commission File Number)	______________ (I.R.S. Employer Identification No.)

6307 Carpinteria Ave., Ste. A, Carpinteria, California		93013
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(805)745-7500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 25, 2009, CKE Restaurants, Inc. ("Company") issued a press release announcing the Company's results for the fourth quarter and fiscal year ended January 26, 2009. The press release is attached as Exhibit 99.1 hereto.

This information, including Exhibit 99.1, shall be deemed to be "furnished" in accordance with SEC release numbers 33-8216 and 34-47583.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release, dated March 25, 2009, issued by CKE Restaurants, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKE Restaurants, Inc.

March 27, 2009	By:	/s/ Theodore Abajian
Theodore Abajian
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated March 25, 2009, issued by CKE Restaurants, Inc.